UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 14, 2020

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 14, 2020, Peapack-Gladstone Financial Corporation, (the “Company”), parent company of Peapack-Gladstone Bank (the “Bank”), announced that Scott P. Noyes and Leigh Anderson from Noyes Capital Management, LLC, a New Vernon, NJ wealth management firm, have joined Peapack Private Wealth Management, the Bank’s wealth management division. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The following should also be noted from a financial perspective:

•	Upon joining, Mr. Noyes and Ms. Anderson had nearly $130 million of Assets Under Management (“AUM”).
•

The Company believes that the business associated with Mr. Noyes and Ms. Anderson will generally contribute approximately 60 basis points of AUM to revenue during the first full year after their date of hire.

•

The Company believes that the operating expenses associated with the employment of Mr. Noyes and Ms. Anderson will run approximately 70 percent of the revenue generated by them during the first full year after their date of hire.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Title

99.1	Press release dated December 14, 2020

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This report may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's strategies and expectations about new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. These forward-looking statements are subject to a variety of risks and uncertainties that could cause the actual results to differ materially from those described in this press release. You should not rely on forward-looking statements as a prediction of future events.

Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which can be obtained without charge by visiting the SEC’s website at www.sec.gov.

Peapack disclaims any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated:	December 18, 2020	By:	/s/Jeffrey J. Carfora
		Name:	Jeffrey J. Carfora
		Title:	Senior Executive Vice President and Chief Financial Officer